EXHIBIT 21.1
List of Consolidated Subsidiaries of Clearwire Corporation

State of Other Jurisdiction of
Name of Subsidiary	Incorporation or Organization
BWC Spectrum, LLC	Delaware

Clearmedia LLC	Nevada

Clearwire US LLC	Nevada

Clearwire Hawaii Partners LLC	Delaware

Clearwire Hawaii Partners Spectrum LLC	Delaware

Clearwire Legacy LLC	Delaware

Clearwire Spectrum Holdings LLC	Nevada

Clearwire Spectrum Holdings II LLC	Nevada

Clearwire Spectrum Holdings III LLC	Nevada

Clearwire Telecommunications Services, LLC	Nevada

Clearwire Communications LLC	Delaware

Clearwire XOHM LLC	Delaware

Clear Wireless LLC	Nevada

Clear Wireless Broadband LLC	Delaware

DCT Los Angeles, LLC	Delaware

Fixed Wireless Holdings, LLC	Delaware

IntraISP Software Solutions, LLC	Missouri

SFT Spectrum, LLC	Delaware

Winbeam LLC	Nevada

Alda Gold II, LLC	Delaware

Alda Tucson, LLC	Delaware

Alda Wireless Holdings, LLC	Delaware

American Telecasting Development, LLC	Delaware

American Telecasting of Anchorage, LLC	Delaware

American Telecasting of Bend, LLC	Delaware

American Telecasting of Bismarck, LLC	Delaware

American Telecasting of Cincinnati, LLC	Delaware

American Telecasting of Colorado Springs, LLC	Delaware

American Telecasting of Columbus, LLC	Delaware

American Telecasting of Denver, LLC	Delaware

American Telecasting of Fort Meyers, LLC	Delaware

American Telecasting of Ft. Collins, LLC	Delaware

American Telecasting of Green Bay, LLC	Delaware

American Telecasting of Jackson, LLC	Delaware

American Telecasting of Lansing, LLC	Delaware

American Telecasting of Lincoln, LLC	Delaware

American Telecasting of Little Rock, LLC	Delaware

American Telecasting of Louisville, LLC	Delaware

American Telecasting of Medford, LLC	Delaware

American Telecasting of Michiana, LLC	Delaware

American Telecasting of Minnesota, LLC	Delaware

American Telecasting of Monterey, LLC	Delaware

State of Other Jurisdiction of
Name of Subsidiary	Incorporation or Organization
American Telecasting of Nebraska, LLC	Delaware

American Telecasting of Oklahoma, LLC	Delaware

American Telecasting of Portland, LLC	Delaware

American Telecasting of Redding, LLC	Delaware

American Telecasting of Salem/Eugene, LLC	Delaware

American Telecasting of Santa Barbara, LLC	Delaware

American Telecasting of Seattle, LLC	Delaware

American Telecasting of Sheridan, LLC	Delaware

American Telecasting of Toledo, LLC	Delaware

American Telecasting of Youngstown, LLC	Delaware

American Telecasting of Yuba City, LLC	Delaware

ATI of Santa Rosa, LLC	Delaware

ATI Sub, LLC	Delaware

ATL MDS, LLC	Delaware

Bay Area Cablevision, LLC	Delaware

Broadcast Cable, LLC	Delaware

BWC Spectrum, LLC	Delaware

Cherokee Wireless of Knoxville, LLC	Delaware

FMA Licensee Subsidiary, LLC	Delaware

Fresno MMDS Associates, LLC	Delaware

G&S TV LLC	Delaware

Kennewick Licensing LLC	Delaware

LA MDS, LLC	Delaware

NSAC, LLC	Delaware

NY MDS, LLC	Delaware

PCTV Gold II, LLC	Delaware

PCTV of Milwaukee, LLC	Delaware

PCTV of Salt Lake City, LLC	Delaware

PCTV Sub, LLC	Delaware

People’s Choice TV of Albuquerque LLC	Delaware

People’s Choice TV of Houston LLC	Delaware

People’s Choice TV of St. Louis, LLC	Delaware

People’s Choice TV of Tucson, LLC	Delaware

Preferred Entertainment, LLC	Delaware

SCC X, LLC	Delaware

SF MDS, LLC	Delaware

Speedchoice of Detroit, LLC	Delaware

Speedchoice of Phoenix, LLC	Delaware

Sprint (Bay Area), LLC	Delaware

TDI Acquisition Sub, LLC	Delaware

Transworld Telecom II, LLC	Delaware

TTI Acquisition LLC	Delaware

TWTV Spokane, LLC	Delaware

Via/Net, LLC	Delaware

Wavepath Sub, LLC	Delaware

WBC NY, LLC	Delaware

State of Other Jurisdiction of
Name of Subsidiary	Incorporation or Organization
WBSB Licensing, LLC	Delaware

WBS California, LLC	Delaware

WBSCB Licensing, LLC	Delaware

WBSE Licensing, LLC	Delaware

WBSFP Licensing, LLC	Delaware

WBSH Licensing, LLC	Delaware

WBS Idaho, LLC	Delaware

WBSK Licensing, LLC	Delaware

WBSM Licensing, LLC	Delaware

WBS Montana, LLC	Delaware

WBS of America, LLC	Delaware

WBS of Ft. Pierce, LLC	Delaware

WBS of Melbourne, LLC	Delaware

WBS of Sacramento, LLC	Delaware

WBS of West Palm, LLC	Delaware

WBS Oregon, LLC	Delaware

WBSR Licensing, LLC	Delaware

WBSS Licensing, LLC	Delaware

WBS Washington, LLC	Delaware

WBSWP Licensing, LLC	Delaware

WBSY Licensing, LLC	Delaware

WCOF, LLC	Delaware

WHI SD LLC	Delaware

WHI Sub, LLC	Delaware

Wireless Broadband Services of America, LLC	Delaware

Wireless Broadcasting Systems of Knoxville, LLC	Delaware

Wireless Cable of Indianapolis, LLC	Delaware

Clearwire International LLC	Washington

Clearwire d.o.o. za telekommunikacjie	Croatia

Clearwire Belgium Sprl	Belgium

Clearwire Brasil Participacoes Ltda.	Brasil

Clearwire Europe B.V.	Netherlands

Clearwire Europe S.a.r.l.	Luxembourg

Clearwire Europe Management ServicesGmbH	Austria

Clearwire France S.A.S.	France

Clearwire Germany GmbH	Germany

Clearwire Ireland Limited	Ireland

Clearwire Latin America, LLC	Nevada

Clearwire Poland Sp. z.o.o.	Poland

Clearwire Poland Holdings S.a.r.l.	Luxembourg

Clearwire Poland Spectrum Sp. Z.o.o.	Poland

Clearwire Slovakia s.r.o. v likvidácii,	Slovakia

accessNET International, S.R.L.	Romania

Clearwire Espana, S.A.	Spain

Clearwire Ireland II Limited	Ireland

Idilis S.R.L.	Romania

State of Other Jurisdiction of
Name of Subsidiary	Incorporation or Organization
Mac Telecom SA	Belgium

Mac Telecom Holdings SA	Belgium

CW Telecomunicacoes Ltda.	Brazil

Viamax Holdings S.A.	Brazil
List of Unconsolidated Subsidiaries of Clearwire Corporation

		State of Other Jurisdiction of
Name of Subsidiary	Current Ownership	Incorporation or Organization
Craig Wireless Manitoba Inc.	15%	Canada

MVS Net, S.A. de C.V.	Non-Diluted: 27.66%	Mexico
	Fully Diluted: 26.91%